                                                                   EXHIBIT 23.1



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





As independent public accountants, we hereby consent to the incorporation of our reports dated March 17, 2000 included in this Form 10-K, into Azurix Corp.'s previously filed Registration Statement File No. 333-92709 on Form S-8 (Azurix Corp. 1999 Stock Plan).



                                                ARTHUR ANDERSEN LLP

Houston, Texas
March 29, 2000